UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
WESTCORE TRUST
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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	(2)	Aggregate number of securities to which transaction applies:
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WESTCORE TRUST

February 2, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of each of the following funds (each a “Fund” and collectively, the “Funds”), each a series of the Westcore Trust (the “Trust”), at a meeting to be held on March 22, 2018 (the “Meeting”):

Westcore Colorado Tax-Exempt Fund
Westcore Flexible Income Fund

Westcore Global Large-Cap Dividend Fund
Westcore International Small-Cap Fund
Westcore Large-Cap Dividend Fund
Westcore Micro-Cap Opportunity Fund
Westcore Mid-Cap Value Dividend Fund
Westcore Mid-Cap Value Dividend Fund II
Westcore Municipal Opportunities Fund
Westcore Plus Bond Fund

Westcore Small-Cap Growth Fund
Westcore Small-Cap Growth Fund II
Westcore Small-Cap Value Dividend Fund
Westcore Smid-Cap Value Dividend Fund

During the Meeting, the shareholders of each Fund will vote on the following proposal:

Proposal	Applicable Funds
To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC	Each Fund

Please review the Proxy Statement and cast your vote on the Proposal. After consideration of the Proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the Proposal. The Board of Trustees recommends that you vote FOR the Proposal.

Proposal:

Denver Investment Advisors, LLC (“Denver Investments”) serves as the adviser to each Fund and is responsible for the day-to-day management of each Fund’s assets. On January 10, 2018, Denver Investments entered into an agreement pursuant to which substantially all of Denver Investment’s assets will be acquired by Segall Bryant & Hamill, LLC (“SBH”), a registered investment adviser (the “Transaction”). As part of the Transaction, SBH will assume certain identified liabilities of Denver Investments. The completion of the Transaction, which is expected to occur on a date during the second calendar quarter of 2018 (the “Closing Date”), will result in the termination of each Fund’s current advisory agreement with Denver Investments (each a “Current Agreement”). In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and SBH (each a “New Agreement”). If approved by shareholders of a Fund, that Fund’s New Agreement will take effect on the Closing Date, and will allow SBH to serve as the investment adviser to such Fund under terms that are similar in all material respects except that there will be a new investment adviser and a new commencement date and initial term.

To provide for continuity in the operation of each Fund, and to enable each Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreement for your Fund. The Board believes that, should the Transaction be completed, these favorable developments would include, for example, greater organizational stability and scale, potential expansion in the breadth and depth of research processes, as well as access to a larger team of seasoned professionals. Under each New Agreement, SBH will provide investment advisory services to that Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Agreement and for the same fees that are currently in effect.

Each Fund’s investment objectives and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Denver Investments who provide services to each Fund are expected to continue to do so as employees of SBH, except as further described in the enclosed Proxy Statement.

The Transaction and this proposal are discussed in detail in the enclosed Proxy Statement. Approval of a New Agreement will neither alter the number of shares you own in that Fund nor cause a change to the advisory fee rate payable to that Fund’s investment adviser.

Applicable Funds:

Westcore Colorado Tax-Exempt Fund
Westcore Flexible Income Fund

Westcore Global Large-Cap Dividend Fund
Westcore International Small-Cap Fund
Westcore Large-Cap Dividend Fund
Westcore Micro-Cap Opportunity Fund
Westcore Mid-Cap Value Dividend Fund
Westcore Mid-Cap Value Dividend Fund II
Westcore Municipal Opportunities Fund
Westcore Plus Bond Fund

Westcore Small-Cap Growth Fund

Westcore Small-Cap Growth Fund II
Westcore Small-Cap Value Dividend Fund
Westcore Smid-Cap Value Dividend Fund

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call Okapi Partners, LLC, our proxy solicitation firm, at 1-888-785-6709.

Very truly yours,

/s/ Janice M. Teague
Janice M. Teague
President of Westcore Trust

WESTCORE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
March 22, 2018

370 17th Street
Suite 5000

Denver, Colorado 80202

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of each of the below listed funds (each a “Fund” and collectively, the “Funds”), each a series of the Westcore Trust (the “Trust”), will be held in the offices of Denver Investment Advisors, LLC (“Denver

Investments”), the adviser to each Fund, at 370 17th Street, Suite 5000, Denver, Colorado 80202, on March 22, 2018 at 10:00 a.m. Mountain time.

Funds:

Westcore Colorado Tax-Exempt Fund
Westcore Flexible Income Fund
Westcore Global Large-Cap Dividend Fund
Westcore International Small-Cap Fund
Westcore Large-Cap Dividend Fund
Westcore Micro-Cap Opportunity Fund
Westcore Mid-Cap Value Dividend Fund
Westcore Mid-Cap Value Dividend Fund II
Westcore Municipal Opportunities Fund
Westcore Plus Bond Fund

Westcore Small-Cap Growth Fund
Westcore Small-Cap Growth Fund II
Westcore Small-Cap Value Dividend Fund
Westcore Smid-Cap Value Dividend Fund

At the Meeting, shareholders of each Fund will be asked to act upon the following:

Proposal	Applicable Funds
To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC	Each Fund

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of a Fund as of the close of business on January 22, 2018 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the applicable Fund, or by voting in person at the Meeting.

Proposal:

As described in further detail in the enclosed Proxy Statement, Denver Investments serves as the investment adviser to each Fund and is responsible for the day-to-day management of each Fund’s assets.

On January 10, 2018, Denver Investments entered into an agreement pursuant to which substantially all of Denver Investment’s assets will be acquired by Segall Bryant & Hamill, LLC (“SBH”), a registered investment adviser (the “Transaction”). As part of the Transaction, SBH will assume certain identified liabilities of Denver Investments. The completion of the Transaction, which is expected to occur on a date during the second calendar quarter of 2018 (the “Closing Date”), will result in the termination of each Fund’s current advisory agreement with Denver Investments (each a “Current Agreement”). In anticipation of the completion of the Transaction and related events, the Board of Trustees of the Trust (the “Board of Trustees”) has reviewed and approved a new advisory agreement between the Trust, on behalf of each Fund, and SBH (the “New Agreement”). If approved by shareholders of a Fund, that Fund’s New Agreement will take effect on the Closing Date, and will allow SBH to serve as the investment adviser to such Fund under terms that are similar in all material respects except that there will be a new investment adviser and a new commencement date and initial term.

Applicable Funds:

Westcore Colorado Tax-Exempt Fund
Westcore Flexible Income Fund
Westcore Global Large-Cap Dividend Fund
Westcore International Small-Cap Fund
Westcore Large-Cap Dividend Fund
Westcore Micro-Cap Opportunity Fund
Westcore Mid-Cap Value Dividend Fund
Westcore Mid-Cap Value Dividend Fund II
Westcore Municipal Opportunities Fund
Westcore Plus Bond Fund

Westcore Small-Cap Growth Fund
Westcore Small-Cap Growth Fund II
Westcore Small-Cap Value Dividend Fund
Westcore Smid-Cap Value Dividend Fund

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Westcore Trust,
on behalf of the Funds

/s/ Richard C. Noyes
Richard C. Noyes
Secretary

February 2, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to
be Held on March 22, 2018 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.okapivote.com/Westcore. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-888-785-6709. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of a Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with a Fund’s annual report. You may request a copy of the annual report by calling 1-800-392-2673 or by visiting the Trust’s website at www.westcore.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following:

Proposal	Applicable Funds
To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC	Each Fund

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more Funds and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Denver Investments and SBH have agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on January 22, 2018 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of Denver Investments at 370 17th Street, Suite 5000, Denver, Colorado 80202, on March 22, 2018 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the applicable Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of a Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for a Fund, please call 1-800-392-2673, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners, LLC, our proxy solicitation firm, toll free at 1-888-785-6709.

Proposal

Q. What is happening?

A. Denver Investment Advisors, LLC (“Denver Investments”) serves as the investment adviser to each Fund and is responsible for the day-to-day management of each Fund’s assets.

On January 10, 2018, Denver Investments entered into an agreement pursuant to which substantially all of Denver Investment’s assets will be acquired by Segall Bryant & Hamill, LLC (“SBH”), a registered investment adviser (the “Transaction”). As part of the Transaction, SBH will assume certain identified liabilities of Denver Investments. The completion of the Transaction, which is expected to occur on a date during the second calendar quarter of 2018 (the “Closing Date”), will result in the termination of each Fund’s current advisory agreement with Denver Investments (each a “Current Agreement”). In anticipation of the completion of the Transaction and related events, the Board of Trustees of the Trust (the “Board of Trustees”) has reviewed and approved a new advisory agreement between the Trust, on behalf of each Fund, and SBH (the “New Agreement”). If approved by shareholders of a Fund, that Fund’s New Agreement will take effect on the Closing Date, and will allow SBH to serve as the investment adviser to that Fund under terms substantially similar to those of the Current Agreement.

To provide for continuity in the operation of each Fund, and to enable each Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreement for your Fund. The Board believes that, should the Transaction be completed, these favorable developments would include, for example, greater organizational stability and scale, potential expansion in the breadth and depth of research processes, as well as access to a larger team of seasoned professionals. Under the New Agreement for your Fund, SBH will provide investment advisory services, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Agreement for your Fund and for the same fees that are currently in effect.

Each Fund’s investment objectives and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Denver Investments who provide services to each Fund are expected to continue to do so as employees of SBH, except as described below.

Q. How will the Transaction or the approval of a New Agreement affect me as a Fund Shareholder?

A. The investment objectives and strategies for each Fund will be unchanged as a result of the completion of the Transaction or the approval of a New Agreement, and you will still own the same shares in your Fund. The terms of each Fund’s New Agreement are the same as that Fund’s Current Agreement in all material respects except that there will be a new investment adviser and a new commencement date and initial term. The advisory fee rates payable to SBH will remain the same as under each Current Agreement.

If approved by the shareholders, the New Agreement for each Fund will have an initial two-year term and will be subject to annual renewal thereafter. The Denver Investments portfolio managers who currently manage the Funds are expected to continue to manage each Fund under that Fund’s New Agreement, except for the changes described below. Each Fund is also expected to enter into a fee waiver letter agreement with SBH with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through April 30, 2020.

In addition, SBH has also indicated that it expects to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (Retail Class) as reported in the Fund’s Financial Highlights do not exceed 1.44%, with corresponding waivers/reimbursements for the Westcore International Small-Cap Fund’s Institutional Class in accordance with the anticipated new fee waiver letter agreement. It is expected that SBH will be able to discontinue this voluntary waiver at any time upon notice to the Trust.

Q. Will there be any changes to the Fund’s portfolio managers?

A. The Funds’ portfolio managers are expected to remain the same immediately following the Closing Date, except as follows:

•	Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Smid-Cap Value Dividend Fund and Westcore Small-Cap Value Dividend Fund. Derek Anguilm, Mark Adelmann, Troy Dayton, Lisa Ramirez and Alex Ruehle currently serve as the portfolio managers of these Funds. Ms. Ramirez and Messrs. Anguilm, Adelmann and Ruehle are expected to continue to serve as the aforementioned Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Dayton will resign from Denver Investments and will no longer serve as a portfolio manager.

•	Westcore Global Large-Cap Dividend Fund and Westcore Large-Cap Dividend Fund. Derek Anguilm, Mark Adelmann, Troy Dayton, Paul Kuppinger, Lisa Ramirez and Alex Ruehle currently serve as the portfolio managers of these Funds. Ms. Ramirez and Messrs. Anguilm, Adelmann, Kuppinger and Ruehle are expected to continue to serve as the aforementioned Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Dayton will resign from Denver Investments and will no longer serve as a portfolio manager.

•	Westcore Plus Bond Fund. Gregory Shea and Darren Hewitson will be added as portfolio managers for the Westcore Plus Bond Fund effective March 31, 2018. Kenneth Harris and Troy Johnson are expected to continue to serve as portfolio managers of the Fund along with Messrs. Shea and Hewitson.

•	Westcore Small-Cap Growth Fund and Westcore Small-Cap Growth Fund II. Mitch Begun, Adam Bliss and Brian Fitzsimons currently serve as the portfolio managers of these Funds. Messrs. Begun and Fitzsimons are expected to continue to serve as the Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Bliss will resign from Denver Investments and will no longer serve as a portfolio manager.

Q. Will any Fund’s name change as a result of the Transaction?

A. Yes. If the Transaction is completed, it is anticipated that the name “Westcore” will no longer be a part of the Trust’s name, and likewise will no longer be a part of the Funds’ names. While discussions are still ongoing, it is expected that the “Westcore” name will be replaced by “SBH” or “Segall Bryant & Hamill,” or possibly a variation thereon. In addition, if the Transaction is completed, it is possible that certain of the Funds’ names may have additional changes beyond the replacement of the “Westcore” name.

Q. Has the Board of Trustees approved each New Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved each New Agreement for each Fund at a meeting held on January 10, 2018, and recommends that you vote FOR the Proposal.

Q. What will happen if shareholders of a Fund do not approve that Fund’s New Agreement?

A. If shareholders of a Fund do not approve that Fund’s New Agreement, the Transaction will not be completed with respect to that Fund (in other words, the adoption of each New Agreement is not contingent on the approval by shareholders of every Fund’s New Agreement), and the Board may consider all other available options, including without limitation, liquidating such Fund.

WESTCORE TRUST
PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on March 22, 2018

370 17th Street
Suite 5000

Denver, Colorado 80202

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Westcore Trust (the “Trust”), on behalf of each of the below listed funds (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the

“Shareholders”) of the Funds to be held in the offices of Denver Investment Advisors, LLC (“Denver Investments”), the adviser to each Fund, at 370 17th Street, Suite 5000, Denver, Colorado 80202, on March 22, 2018 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Funds:

Westcore Colorado Tax-Exempt Fund
Westcore Flexible Income Fund

Westcore Global Large-Cap Dividend Fund
Westcore International Small-Cap Fund
Westcore Large-Cap Dividend Fund
Westcore Micro-Cap Opportunity Fund
Westcore Mid-Cap Value Dividend Fund
Westcore Mid-Cap Value Dividend Fund II
Westcore Municipal Opportunities Fund
Westcore Plus Bond Fund

Westcore Small-Cap Growth Fund
Westcore Small-Cap Growth Fund II
Westcore Small-Cap Value Dividend Fund
Westcore Smid-Cap Value Dividend Fund

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about February 2, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Denver Investments and/or its affiliates, (iii) by officers, employees and agents of Segall, Bryant & Hamill, LLC (“SBH”) and/or its affiliates, (iv) by officers, employees and agents of the Funds’ administrators, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (v) Okapi Partners, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

Proposal	Applicable Funds
To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC	Each Fund

The Board of Trustees has set the close of business on January 22, 2018 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of a Fund will vote together.

The number of Fund shares issued and outstanding for each Fund as of the Record Date is as follows:

Fund	Number of Shares as of Record Date
	Retail Class	Institutional Class
Westcore Colorado Tax-Exempt Fund	16,835,624.9	7,027,377.8
Westcore Flexible Income Fund	6,452,939.8	2,350,661.6
Westcore Global Large-Cap Dividend Fund	4,555,883.1	476,243.70
Westcore International Small-Cap Fund	2,516,250.2	1,446,276.7
Westcore Large-Cap Dividend Fund	1,666,890.6	25,330.8
Westcore Micro-Cap Opportunity Fund	801,787.3	N/A
Westcore Mid-Cap Value Dividend Fund	1,606,302.7	1,461,153.6
Westcore Mid-Cap Value Dividend Fund II	6,236,342.7	393,006.3
Westcore Municipal Opportunities Fund	294,242.9	2,310,149.3
Westcore Plus Bond Fund	98,657,684.2	21,925,571.2
Westcore Small-Cap Growth Fund	63,817.5	387,287.61
Westcore Small-Cap Growth Fund II	N/A	1,676,766.9
Westcore Small-Cap Value Dividend Fund	5,863,969.7	10,543,770.7
Westcore Smid-Cap Value Dividend Fund	51,759.2	25,561.8

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
Proposal
Evaluation by the Board
Information about the Adviser
Information about Other Service Providers
General Information
Voting Information
Exhibit A: Form of New Agreement
Exhibit B: Data Regarding Current and New Agreements

GENERAL OVERVIEW

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Transaction

Denver Investment Advisors, LLC (“Denver Investments”) serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. On January 10, 2018, Denver Investments entered into an agreement pursuant to which substantially all of Denver Investment’s assets will be acquired by Segall Bryant & Hamill, LLC (“SBH”), a registered investment adviser (the “Transaction”). As part of the Transaction, SBH will assume certain identified liabilities of Denver Investments. The completion of the Transaction, which is expected to occur on a date during the second calendar quarter of 2018 (the “Closing Date”), will result in the termination of each Fund’s current advisory agreement with Denver Investments (each a “Current Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees of the Trust (the “Board of Trustees”) has reviewed and approved a new advisory agreement between the Trust, on behalf of each Fund, and SBH (the “New Agreement”). If approved by shareholders of a Fund, that Fund’s New Agreement will take effect on the Closing Date.

New Agreement

To provide for continuity in the operation of each Fund, and to enable each Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreement for your Fund. The Board believes that, should the Transaction be completed, these favorable developments would include, for example, greater organizational stability and scale, potential expansion in the breadth and depth of research processes, as well as access to a larger team of seasoned professionals. Under the New Agreement for your Fund, SBH will provide investment advisory services, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Agreement for your Fund and for the same fees that are currently in effect, except that there will be a new investment adviser and a new commencement date and initial term.

Each Fund’s investment objectives and investment strategies are not expected to change as a result of the Transaction, and, except as described in greater detail below, the investment advisory personnel of Denver Investments who provide services to each Fund are expected to continue to do so as employees of SBH.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or Denver Investments or SBH (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Funds. SBH is not proposing any changes to these existing service providers at this time, except that the Board of Trustees will be asked to approve the assignment of the existing amended and restated administration agreement between Denver Investments and the Trust, on behalf of each Fund, dated May 1, 2012, as amended, to SBH.

Board Approval and Recommendation

During its meetings on October 19, 2017, November 15-16, 2017, December 13, 2017, December 28, 2017, and January 10, 2018, the Board of Trustees considered various factors relating to the Transaction and the New Agreements. In connection with such meetings, the Board reviewed certain information provided by Denver Investments and by SBH at the Board’s request.

On January 10, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved each New Agreement and (ii) unanimously recommended that Shareholders of each Fund approve its New Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to each Fund:

•	the date of each Current Agreement;

•	the date on which each Current Agreement was last approved by the Board;

•	the advisory fee rate under each Current Agreement;

•	the aggregate amount of Denver Investments’ advisory fee and the amount and purpose of any other payments by the Funds or Denver Investments, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended December 31, 2017; and

•	whether Denver Investments has waived, reduced or otherwise agreed to reduce its compensation with respect to a Fund under any applicable contract.

Except as described below, each Fund’s New Agreement that are similar in all material respects except that there will be a new investment adviser and a new commencement date and initial term.

Services Provided

Under the terms of each Current Agreement, Denver Investments serves as the investment adviser for that Fund and, subject to the supervision of the Board of Trustees, provides a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. Denver Investments determines from time to time what securities and other investments will be purchased, retained or sold by each Fund, and provides such services for each Fund in accordance with each Fund’s investment objectives, policies, and restrictions as stated in that Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

SBH’s responsibilities and obligations under each New Agreement for a Fund will be substantively identical to those of Denver Investments under each Current Agreement for that Fund.

Compensation

Under the terms of each Current Agreement, Denver Investments is entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the following amounts for that Fund:

Name of Fund	Fee Calculation
Westcore Colorado Tax-Exempt Fund	Annual rate of 0.40% of the average daily net assets of the fund
Westcore Flexible Income Fund	Annual rate of 0.45% of the average daily net assets of the fund
Westcore Global Large-Cap Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund
Westcore International Small-Cap Fund	Annual rate of 1.20% of the average daily net assets of the fund
Westcore Large-Cap Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Micro-Cap Opportunity Fund	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Mid-Cap Value Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Mid-Cap Value Dividend Fund II	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Municipal Opportunities Fund	Annual rate of 0.40% of the average daily net assets of the fund
Westcore Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the fund
Westcore Small-Cap Growth Fund	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Small-Cap Growth Fund II	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Small-Cap Value Dividend Fund	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Smid-Cap Value Dividend Fund	Annual rate of 0.80% of the average daily net assets of the fund

The advisory fee rate payable to SBH under each New Agreement for a Fund will be identical to the fee rate payable to Denver Investments under each Current Agreement for that Fund.

Each Fund is also expected to enter into a fee waiver letter agreement with SBH with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through April 30, 2020.

In addition, SBH has also indicated that it expects to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (Retail Class) as reported in the Fund’s Financial Highlights do not exceed 1.44%, with corresponding waivers/reimbursements for the Westcore International Small-Cap Fund’s Institutional Class in accordance with the anticipated new fee waiver letter agreement. It is expected that SBH will be able to discontinue this voluntary waiver at any time upon notice to the Trust.

Liability of Denver Investments and SBH

Under the terms of each Current Agreement, Denver Investments will not be liable for any error of judgment or for any loss suffered by a Fund in connection with performance of its obligations under that Fund’s Current Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a loss resulting from willful misfeasance, bad faith or gross negligence on Denver Investments’ part in the performance of its duties or from reckless disregard of its obligations and duties under that Fund’s Current Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

Each New Agreement will provide for limitations of liability for SBH substantively identical to those described above.

Term and Termination

Each Current Agreement provides for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. Each Current Agreement may be terminated (a) by that Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of that Fund, or (b) by the investment adviser at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. Each Current Agreement shall also terminate automatically in the event of its assignment.

Each New Agreement will have a term substantively identical to each Current Agreement (i.e., an initial term of two (2) years, with annual renewal thereafter subject to approval). The commencement date of each New Agreement is expected to be the Closing Date.

Portfolio Management

The Funds’ portfolio managers are expected to remain the same immediately following the Closing Date, except as follows:

•	Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Smid-Cap Value Dividend Fund and Westcore Small-Cap Value Dividend Fund. Derek Anguilm, Mark Adelmann, Troy Dayton, Lisa Ramirez and Alex Ruehle currently serve as the portfolio managers of these Funds. Ms. Ramirez and Messrs. Anguilm, Adelmann and Ruehle are expected to continue to serve as the aforementioned Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Dayton will resign from Denver Investments and will no longer serve as a portfolio manager.

•	Westcore Global Large-Cap Dividend Fund and Westcore Large-Cap Dividend Fund. Derek Anguilm, Mark Adelmann, Troy Dayton, Paul Kuppinger, Lisa Ramirez and Alex Ruehle currently serve as the portfolio managers of these Funds. Ms. Ramirez and Messrs. Anguilm, Adelmann, Kuppinger and Ruehle are expected to continue to serve as the aforementioned Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Dayton will resign from Denver Investments and will no longer serve as a portfolio manager.

•	Westcore Plus Bond Fund. Gregory Shea and Darren Hewitson will be added as portfolio managers for the Westcore Plus Bond Fund effective March 31, 2018. Kenneth Harris and Troy Johnson are expected to continue to serve as portfolio managers of the Fund along with Messrs. Shea and Hewitson.

•	Westcore Small-Cap Growth Fund and Westcore Small-Cap Growth Fund II. Mitch Begun, Adam Bliss and Brian Fitzsimons currently serve as the portfolio managers of these Funds. Messrs. Begun and Fitzsimons are expected to continue to serve as the Funds’ portfolio managers after the Closing. Effective as of the earlier of the Closing or March 31, 2018, it is expected that Mr. Bliss will resign from Denver Investments and will no longer serve as a portfolio manager.

If the Transaction is completed, it is anticipated that the name “Westcore” will no longer be a part of the Trust’s name, and likewise will no longer be a part of the Funds’ names. While discussions are still ongoing, it is expected that the “Westcore” name will be replaced by “SBH” or “Segall Bryant & Hamill,” or possibly a variation thereon. In addition, if the Transaction is completed, it is possible that certain of the Funds’ names may have additional changes beyond the replacement of the “Westcore” name.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least a majority of the votes which all shareholders are entitled to cast on the Proposal shall constitute a quorum (which will allow for the transaction of business at the Meeting). Quorum will be determined on a Fund-by-Fund basis.

Assuming a quorum is present, approval of the Proposal separately requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together.

Effect if the Proposal is Not Approved

If shareholders of a Fund do not approve that Fund’s New Agreement, the Transaction will not be completed with respect to that Fund (in other words, the adoption of each New Agreement is not contingent on the approval by shareholders of every Fund’s New Agreement), and the Board may consider all other available options, including without limitation, closing such Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL

EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board of Trustees met on October 19, 2017, November 15-16, 2017, December 13, 2017, December 28, 2017, and January 10, 2018 to evaluate, among other things, the Transaction and SBH, and to determine whether approving each New Agreement was in the best interests of that Fund’s shareholders. At these meetings and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement for each Fund, the Board of Trustees and its counsel reviewed materials furnished by SBH and Denver Investments, and communicated with senior representatives of SBH and Denver Investments regarding personnel, operations and financial condition. The Board of Trustees also reviewed the terms of the Transaction and each New Agreement, and considered their possible effects on each Fund and its Shareholders.

During these meetings, the representatives of SBH and Denver Investments indicated their belief that the Transaction would not adversely affect the continued operation of any Fund and described the ability of SBH to provide the same level of advisory services to any Fund as was provided by Denver Investments. Those representatives indicated that they believed that the Transaction may provide certain benefits to one or more Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board of Trustees’ recommendation that shareholders of each Fund approve the New Agreement, the Board of Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from SBH that the manner in which each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will remain substantially the same after the Transaction, with minimal changes (as described in this Proxy Statement), and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of each New Agreement are substantively identical to the material terms of its related Current Agreement;

(iii) the agreement by SBH to cause each Fund’s current contractual fee waiver/expense reimbursement arrangement to continue through April 30, 2020;

(iv) the history, reputation, qualifications and background of SBH and its key personnel;

(v) the fact that shareholders of each Fund will not bear any costs in connection with the Transaction, insofar as Denver Investments and SBH have agreed to pay such expenses, including proxy solicitation expenses;

(vi) other information provided by representatives of SBH and Denver Investments regarding the anticipated impact of the Transaction, including with respect to the operational, administrative and compliance services expected to be provided to the Funds; and

(vii) other factors described in greater detail below.

Board Consideration of each New Agreement

The 1940 Act requires that the Board of Trustees of the Funds review the Funds’ advisory contracts and consider whether to approve them and, as required, to recommend that shareholders approve them.

Prior to the Board of Trustees’ meeting on October 19, 2017, Denver Investments informed the Trustees that it had initiated the process of speaking with potential strategic partners and that it had engaged a third party to assist with this process. In response to queries at the time from the Board, Denver Investments indicated that its objectives in pursuing a strategic partnership were, among other things, identifying a like-minded partner with aligned client and firm interests.

While the Board was not a party to the discussions between Denver Investments and other potential strategic partners, the Board was notified in advance of the October 19, 2017 meeting that SBH had emerged as the key candidate. In response to queries from the Board, Denver Investments indicated its belief that a potential partnership with SBH would meet many of the criteria previously articulated.

In anticipation of the Board of Trustees’ meetings on October 19, 2017, November 15-16, 2017, December 13, 2017, December 28, 2017, and January 10, 2018, and as part of the process to consider each New Agreement, legal counsel to the Independent Trustees requested certain information from Denver Investments and SBH. In response to these requests, the Independent Trustees received reports from Denver Investments and SBH that addressed specific factors to be considered by the Board of Trustees. The Board of Trustees also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board of Trustees’ responsibilities pertaining to particular considerations with respect to each New Agreement.

As part of its evaluation, the Trustees received and considered information from Denver Investments and SBH regarding the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of SBH and Denver Investments in connection with the Transaction, including the anticipated senior management structure following the Closing Date. The Independent Trustees met to consider SBH’s and Denver Investments’ recommendations in favor of recommending shareholder approval of each Fund’s New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that its approval was in the best interests of that Fund and its shareholders.

In voting to approve each New Agreement, the Board of Trustees did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board of Trustees, but provides a summary of the principal matters it considered. The Board of Trustees considered whether each New Agreement would be in the best interests of that Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under that New Agreement; (ii) the investment performance of that Fund; (iii) the expenses borne by that Fund (including management fees and other expenses), the fees indirectly charged by SBH to that Fund and to its other clients, and projected profits to be realized by SBH and its affiliates from its relationships with that Fund; (iv) the fact that economies of scale may be realized as that Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to SBH from its relationships with that Fund; and (vi) other general information about SBH. The following is a summary of the Board of Trustees’ consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board of Trustees received and considered information regarding the nature, extent and quality of services to be provided to each Fund under its New Agreement. The Trustees reviewed certain background materials supplied by SBH, including its Form ADV.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH and Denver Investments, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also considered the fact that, with few exceptions, the investment advisory personnel of Denver Investments who provide services to each Fund are expected to continue to do so as employees of SBH.

The Board took into account certain information in the Form ADV provided by SBH, such as: (i) the number of the firm’s employees (74 in comparison to 79 employees reported by Denver Investments); (ii) regulatory assets under management of approximately $10 billion at the time of reporting; and (iii) the fact that SBH had experience managing funds registered under the Investment Company Act of 1940, as amended.

The Board also received and reviewed audited financial statements of SBH for the years ended December 31, 2016 and 2015, as well as certain compliance-related materials from SBH, including certain internal periodic compliance reviews and SBH’s compliance policies and procedures.

Investment Advisory Fee Rate

The Board considered certain information regarding the contractual investment advisory fee rate paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data.

The Board noted that the contractual investment advisory fee rates for the Westcore Small-Cap Growth Fund II, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore Municipal Opportunities Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund were below or near their respective peer group medians. The Board also noted that the contractual investment advisory fee rates for the following Funds were above their respective peer group medians: Westcore Small-Cap Growth Fund (within approximately 20 basis points of peer group median), Westcore Small-Cap Value Dividend Fund (within approximately 10 basis points of peer group median), and Westcore International Small-Cap Fund (within approximately 20 basis points of peer group median). For these Funds, the Board determined that the contractual fee rates were within an acceptable range of the respective peer group median given the other factors considered and described herein relating to the nature, extent, and quality of services provided, investment performance, and adviser profitability.

Expense Ratios

Based on such information, the Board of Trustees further noted that the annual net expense ratios for the Westcore Small-Cap Growth Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages. The annual net expense ratios for the Westcore Small-Cap Growth Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, and Westcore Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages. The Board also took into account the observation that with the exception of the Westcore Colorado Tax-Exempt Fund, the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories.

Among other things, the Board of Trustees considered the fact that SBH intended to continue the Funds’ existing contractual fee waiver/expense reimbursement arrangements through April 30, 2020.

Investment Performance

The Board of Trustees reviewed performance information provided in connection with the October and November Board meetings for each Fund for the 1-year, 3-year, 5-year, 10-year (as applicable) and since inception date periods ended June 30, 2017, except that for certain Funds that had undergone significant recent changes in investment style and methodology, where the Board was provided with 1-month, 2-month, and other recent performance data. Where applicable, the review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

The Board of Trustees noted that with respect to the Westcore Small-Cap Growth Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group average.

With respect to the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, and Westcore Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages. However, for the Westcore Mid-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, and Westcore Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds.

The Board noted that with respect to the Westcore Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average. With respect to the Westcore Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged. With respect to the Westcore Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average.

The Board of Trustees also considered each of SBH’s and Denver Investment’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those expected to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its Mid-Cap Equity, Small-Cap Equity, Small-Cap Value Equity, SMID-Cap Equity and International Small Cap Equity strategies.

In comparing the contractual fee rates of certain of the Funds to the aforementioned SBH fee rates, the Board noted that there were differences in the investment methodologies and processes utilized (including the fact that the Westcore International Small-Cap Fund is actively managed while the comparable SBH product primarily utilizes quantitative models), and also that there were differences in the scope of services rendered. Bearing that context in mind, the Board noted that the highest fee rate for SBH’s Mid-Cap Equity was higher than the contractual fee rate for the Westcore Mid-Cap Value Fund and Mid-Cap Value Fund II, while the highest fee rates for SBH’s Small-Cap Value, SMID-Cap Equity and International Small Cap Equity strategies were generally slightly lower than the contractual fee rates for the Westcore Small-Cap Value Fund, Smid-Cap Value Fund, and International Small-Cap Fund respectively.

The Board also noted the limitations of these comparisons, particularly with respect to the SBH Small-Cap Equity strategy fee rate and the Westcore Small-Cap Growth Fund I and Small-Cap Growth Fund II fee rates, given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by the Funds in question.

Projected Profitability and Costs of Services to SBH

The Board of Trustees considered statements by SBH regarding the anticipated similarity between the profitability profile of each Fund as managed by Denver Investments and as managed by SBH in light of the fees payable under each New Agreement, and also considered information regarding the financial condition of SBH.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to each Fund was being passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements. The Board noted that SBH would also receive fees under the amended and restated administration agreement between the Trust and Denver Investments, to the extent that such agreement is assigned to SBH effective upon the Closing Date.

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

•	The nature, extent and quality of services rendered by SBH under the New Agreements with respect to each Fund would be adequate, given that they are expected to be substantially similar to the nature, extent and quality of services provided by Denver Investments in light of the fact that the personnel who currently manage each Fund’s assets will remain substantially the same after the Transaction, with minimal changes (as described in this Proxy Statement);

•	Each Fund’s proposed contractual advisory fee rate was either below, at, or above, but within a reasonable range of, their respective peer group medians;
•	The annual net expense ratios for the Westcore Small-Cap Growth Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages;
•	The annual net expense ratios for the Westcore Small-Cap Growth Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, and Westcore Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages;
•	With respect to the Westcore Small-Cap Growth Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group averages;

•	With respect to the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, and Westcore Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages, but for the Westcore Mid-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, and Westcore Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds;
•	With respect to the Westcore Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average;
•	With respect to the Westcore Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged;
•	With respect to the Westcore Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average;
•	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;
•	The profits, if any, expected to be realized by SBH in connection with the operation of the Funds would not be unreasonable; and
•	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH.

Based on its evaluation of the aforementioned considerations, and taking into account the Transaction-specific factors enumerated above, the Board of Trustees unanimously voted to approve the New Agreement for each Fund, and to recommend to the Shareholders of each Fund that they approve that Fund’s New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by SBH or Denver Investments of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Funds. At the present time, five (5) of six (6) of the Trustees are classified as Independent Trustees and following the Transaction, all five (5) of the Independent Trustees will continue to be classified as such. In addition, the term of the contractual expense waiver and reimbursement agreement between the Trust, on behalf of each Fund, and SBH will expire, unless terminated earlier by the Board, on April 30, 2020.

INFORMATION ABOUT DENVER INVESTMENT ADVISORS, LLC

Denver Investment Advisors, LLC (“Denver Investments”) is currently engaged to manage the investments of the Funds in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Denver Investments and the Board of Trustees. Denver Investments is located at 370 17th Street, Suite 5000, Denver, Colorado 80202. As of December 31, 2017, Denver Investments had approximately $7.2 billion in assets under management.

Information regarding the principal executive officers and directors of Denver Investments and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Derek Anguilm	Co-Director of Value Research	Portfolio Manager
John Fenley	Director of International Portfolio Management	Portfolio Manager
Ken Harris	Director of Fixed Income Portfolio Management	Portfolio Manager
Victoria Cunningham	Portfolio Manager
Brian Fitzsimons	Director of Small-Cap Growth Research	Portfolio Manager
Cindy Knowlton	Head of Distribution
Jasper Frontz	Chief Operations Officer and Chief Compliance Officer, Denver Investments	Chief Compliance Officer

*	The business address for each person listed is 370 17th Street, Suite 5000, Denver, Colorado 80202.

INFORMATION ABOUT SEGALL BRYANT & HAMILL, LLC

Segall Bryant & Hamill, LLC (“SBH”) is located at 540 West Madison Street, Suite 1900, Chicago, IL 60661. As of December 31, 2017, SBH had approximately $12.4 billion in assets under management.

Information regarding the principal executive officers and directors of SBH and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Ralph M. Segall	Chief Investment Officer
Philip L. Hildebrandt	Chief Executive Officer
Paul A. Lythberg	Chief Compliance Officer
Carolyn B. Goldhaber	Chief Financial Officer
Scott D. Roulston	Director of Wealth Management

*	The business address for each person listed is 540 West Madison Street, Suite 1900, Chicago, IL 60661.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Co-Administrators, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as co-administrator and transfer agent to each Fund; Denver Investments,

370 17th Street, Suite 5000, Denver, Colorado 80202, also serves as a co-administrator to each Fund; and ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of each Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of each Fund.

Fund	Number of Shares as of Record Date
	Retail Class	Institutional Class
Westcore Colorado Tax-Exempt Fund	16,835,624.9	7,027,377.8
Westcore Flexible Income Fund	6,452,939.8	2,350,661.6
Westcore Global Large-Cap Dividend Fund	4,555,883.1	476,243.70
Westcore International Small-Cap Fund	2,516,250.2	1,446,276.7
Westcore Large-Cap Dividend Fund	1,666,890.6	25,330.8
Westcore Micro-Cap Opportunity Fund	801,787.3	N/A
Westcore Mid-Cap Value Dividend Fund	1,606,302.7	1,461,153.6
Westcore Mid-Cap Value Dividend Fund II	6,236,342.7	393,006.3
Westcore Municipal Opportunities Fund	294,242.9	2,310,149.3
Westcore Plus Bond Fund	98,657,684.2	21,925,571.2
Westcore Small-Cap Growth Fund	63,817.5	387,287.61
Westcore Small-Cap Growth Fund II	N/A	1,676,766.9
Westcore Small-Cap Value Dividend Fund	5,863,969.7	10,543,770.7
Westcore Smid-Cap Value Dividend Fund	51,759.2	25,561.8

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of a Fund:

WESTCORE SMALL-CAP GROWTH FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	26.72%	16971.4	Record Only
Anthony M. Benjamin New York, NY 10023	12.67%	8048.0	Record and Beneficial
Westcore Trust Deferred Compensation Plan 1290 Broadway, Suite 1100 Denver, Colorado, 80203	12.51%	7946.8	Record Only
Rick Pederson c/o Westcore Trust 1290 Broadway, Suite 1100 Denver, Colorado, 80203	12.51%	7946.8	Beneficial Only
National Financial Services FBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	12.03%	7641.1	Record Only
Roger and Brenda Heckman Breckenridge, CO 80424	11.62%	7418.3	Beneficial Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	10.84%	6886.2	Record Only
Colorado State Bank & Trust Co Cust Judith Truelsen IRA Hoffman Est, IL 60192	7.68%	4879.9	Record and Beneficial

WESTCORE SMALL-CAP GROWTH FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	85.55%	331324.6	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	85.55%	331324.6	Beneficial Only
Mitch Begun c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	19.78%	76621.0	Beneficial (1)
Adam C. Bliss c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	14.01%	54248.1	Beneficial (1)
Todger Anderson Vail, CO 81657	13.92%	53921.8	Beneficial Only
Steven G. Wine c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	12.11%	49916.6	Beneficial (1)
Brian C. Fitzsimons c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	11.36%	44013.9	Beneficial (1)

(1)	Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power. All voting power rests in the hands of the plan sponsor.

WESTCORE SMALL-CAP GROWTH FUND II-Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	53.29%	834984.9	Record Only
National Financial Services FBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	21.27%	333284.9	Record Only

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	26.80%	1221153.9	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	10.75%	489801.1	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	7.26%	330895.5	Record Only
Edward D. Jones & Co., L.P. 201 Progress Pkwy Maryland Heights, MO 63043	6.20%	282383.8	Record Only

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	56.65%	269803.0	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	56.65%	269803.0	Beneficial Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	22.88%	108953.3	Record Only
Oppenheimer & Co. P.O. Box 5270 Denver, CO 80217-5270	14.29%	68066.2	Record Only
Ann Chafee IRA Denver, CO 80218	14.29%	68066.2	Beneficial Only
Mark M Adelmann c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	7.90%	37612.6	Beneficial (1)

Derek R. Anguilm c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	6.13%	29186.7	Beneficial (1)
Georgene A. Pedrie c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	5.01%	23840.2	Beneficial (1)
(1)	Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power. All voting power rests in the hands of the plan sponsor.

WESTCORE LARGE-CAP DIVIDEND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	20.87%	347936.3	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	19.95%	332555.6	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	7.15%	119108.4	Record Only
First Clearing LLC. Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	5.76%	96009.0	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.00%	83268.8	Record Only

WESTCORE LARGE-CAP DIVIDEND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	65.55%	16604.3	Record Only
Vanguard Marketing Group 100 Vanguard Blvd Malvern, PA 19355	20.36%	5157.2	Record Only
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	8.16%	2066.4	Record Only

WESTCORE MID-CAP VALUE DIVIDEND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	34.91%	549015.7	Record Only

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	23.05%	362437.7	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	15.30%	240544.9	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	8.94%	140648.6	Record Only
Ameriprise Financial Services, Inc. 50081 Ameriprise Financial Ctr Minneapolis, MN 55474	7.89%	124100.504	Record Only

WESTCORE MID-CAP VALUE DIVIDEND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	76.87%	1123125.2	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	14.20%	207477.0	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	7.68%	112145.9	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	7.68%	112145.9	Beneficial Only

WESTCORE MID-CAP VALUE DIVIDEND FUND II-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	18.23%	1128343.6	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	12.49%	773114.7	Record Only
First Clearing LLC. Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	11.26%	696613.598	Record Only
First Interstate Bank of Arizona 100 W. Washington Phoenix, AZ 85003	9.03%	559044.5	Record Only
First Interstate Bank Employees 401 N. 31st Street Billings, MT 59101	8.63%	534324.5	Record Only

First Interstate Investments 100 W Washington Lower Level Phoenix, AZ 85003	6.99%	432394.0	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	5.49%	339772.4	Record Only

WESTCORE MID-CAP VALUE DIVIDEND FUND II-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	94.87%	372838.5	Record Only
First Clearing LLC. Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	5.06%	19870.6	Record Only

WESTCORE SMID-CAP VALUE DIVIDEND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	84.00%	43478.3	Record Only
Mark M. Adelmann and Ranae E Adelmann JTWROS c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	9.82%	2032.6	Beneficial Only

WESTCORE SMID-CAP VALUE DIVIDEND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	100.00%	25561.7	Record Only

WESTCORE SMALL-CAP VALUE DIVIDEND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	36.87%	2130710.6	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	26.71%	1543485.1	Record Only
Merrill Lynch 4800 Deer Lake East Dr Bldg 1 Jacksonville, FL 32246	23.50%	1358266.4	Record Only

WESTCORE SMALL-CAP VALUE DIVIDEND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Matrix Trust Company 700 17th St, Ste 300 Denver, CO 80202	35.32%	3724078.7	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	21.05%	2219933.8	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	14.82%	1563033.1	Record Only
John Hancock Trust Company 690 Canton St, Ste 100 Westwood, MA 02090	5.95%	627338.9	Record Only

WESTCORE MICRO-CAP OPPORTUNITY FUND

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	56.59%	453660.5	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	19.39%	155417.0	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	13.47%	107969.8	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	13.47%	107969.8	Beneficial Only

WESTCORE INTERNATIONAL SMALL-CAP FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	49.13%	1233105.4	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	17.94%	450286.7	Record Only
Raymond James & Associates, Inc 880 Carillon Pkwy St Petersburg, FL 33716	9.88%	248074.2	Record Only

WESTCORE INTERNATIONAL SMALL-CAP FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	65.19%	941311.0	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	22.18%	320324.6	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	11.67%	168588.6	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	11.67%	168588.6	Beneficial Only

WESTCORE FLEXIBLE INCOME FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	47.79%	3082446.7	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	15.71%	1013098.6	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	10.46%	674884.7	Record Only
Ameriprise Financial Services, Inc. 50081 Ameriprise Financial Ctr Minneapolis, MN 55474	8.71%	561469.0	Record Only

WESTCORE FLEXIBLE INCOME FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
U.S. Bank N.A. 1555 N Rivercenter Dr, Ste 302 Milwaukee, WI 53212	36.55%	846765.8	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	33.47%	775275.1	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	16.72%	387220.5	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	12.06%	279319.5	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	12.06%	279319.5	Beneficial Only

WESTCORE PLUS BOND FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	46.25%	43343023.5	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	35.03%	32828407.3	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.56%	5212150.587	Record Only

WESTCORE PLUS BOND FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	38.67%	10350999.3	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	37.62%	10069179.0	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	12.90%	3453133.1	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.88%	1574831.4	Record Only

WESTCORE MUNICIPAL OPPORTUNITIES FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	69.15%	203456.6	Record Only
Daniel B Foley and Judy Foley JTWROS Boulder, CO 80303	16.94%	49849.7	Beneficial Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.64%	16600.1	Record Only

WESTCORE MUNICIPAL OPPORTUNITIES FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	61.83%	1428,330.3	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	33.43%	772350.3	Record Only

WESTCORE COLORADO TAX EXEMPT FUND-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	66.10%	11128041.0	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	7.93%	1335441.7	Record Only
Matrix Trust Company 700 17th Street Suite 300 Denver, CO 80202	5.64%	950375.210	Record Only

WESTCORE COLORADO TAX EXEMPT FUND-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	67.05%	4710815.250	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	11.29%	793294.3	Record Only
National Financial Services, LLC 882 Devonshire St Mail Zone ZE7F Boston, MA 02109-3605	10.93%	768029.9	Record Only

As of the Record Date, the Trustees and officers of the Trust, as a group, held 3.95% of the Westcore Small-Cap Growth Fund (Institutional Class), 20.19% of the Westcore Small-Cap Growth Fund (Retail Class), 3.79% of the Westcore Global Large-Cap Dividend Fund (Institutional Class), and 3.03% of the Westcore Micro-Cap Opportunity Fund. Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares:

Westcore Small-Cap Growth Fund II

Westcore Mid-Cap Value Dividend Fund – Retail and Institutional

Westcore Mid-Cap Value Dividend Fund II – Retail and Institutional

Westcore Smid-Cap Value Dividend Fund – Retail and Institutional

Westcore Small-Cap Value Dividend Fund – Retail and Institutional

Westcore Global Large-Cap Dividend Fund – Retail

Westcore Large-Cap Dividend Fund – Retail and Institutional

Westcore International Small-Cap Fund – Retail and Institutional

Westcore Flexible Income Fund – Retail and Institutional

Westcore Plus Bond Fund – Retail and Institutional

Westcore Municipal Opportunities Fund – Retail and Institutional

Westcore Colorado Tax-Exempt Fund – Retail and Institutional

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, SBH or any person controlling, controlled by or under common control with SBH. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since January 1, 2017, to which SBH or Denver Investments was a party.

Other Information

No trustee or executive officer of the Trust has any substantial interest, direct or indirect, by security holdings or otherwise, in the Transaction, which is not shared by all other shareholders, except as follows: Jasper Frontz, Chief Compliance Officer and Treasurer of the Trust, is a partner and equity owner of Denver Investments, and if the Transaction is completed, will continue to be a partner and equity owner of the combined entity. As such, Mr. Frontz may be deemed to have a substantial interest in the approval of the Proposal and the completion of the Transaction.

During the most recent fiscal year ended December 31, 2017, no commissions were paid by the Funds to a broker affiliated with Denver Investments.

Payment of Solicitation Expenses

SBH and Denver Investments will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Okapi Partners, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $325,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless that Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-888-785-6709.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund (if available), including financial statements of each Fund, have previously been sent to Fund shareholders. Upon request, a Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-866-392-2673, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.westcore.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the applicable Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, each Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

Quorum; Adjournment

For each Fund, at least a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting. The presence of a quorum alone, however, is not sufficient to approve the proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of each Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of a Fund present at the Meeting if more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Okapi Partners LLC toll free at 1-888-785-6709. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 5:00 p.m. Eastern time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Agreement
EXHIBIT B:	Data Regarding Current Agreement and New Agreements

EXHIBIT A

FORM OF NEW AGREEMENT

SEGALL, BRYANT, AND HAMILL, LLC
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of ________, 201_ between WESTCORE TRUST, a Massachusetts business trust (the “Trust”), and SEGALL, BRYANT, AND HAMILL, LLC (the “Investment Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Trust has retained the Investment Adviser to furnish investment advisory and other services to the Trust for the series listed in Exhibit A and for other series of the Trust as agreed to by the parties from time to time (each, a “Fund” and collectively, the “Funds”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.

(a)	The Trust hereby appoints the Investment Adviser to act as investment adviser to each Fund, in each case, for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
(b)	In the event that the Trust establishes one or more series or portfolios other than the Funds with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such series or portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as each Fund except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Investment Adviser at the time.

2.	Delivery of Documents.

The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)	The Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on November 19, 1987, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to be amended, is herein called the “Declaration of Trust”); and

(b)	The Trust’s Code of Regulations and amendments thereto.

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3.       Management.

Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will, either directly or indirectly by employing one or more suitable sub-advisers (each, a Sub-Adviser” and collectively, the “Sub-Advisers”), provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. The Investment Adviser will, either directly or indirectly by employing one or more suitable Sub-Advisers, determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the prospectus for each Fund and resolutions of the Trust’s Board of Trustees. Without limiting the generality of the foregoing, the Investment Adviser shall:

(a)       Furnish to the Board of Trustees statistical and economic information as may be requested; and

(b)       Recommend potential changes in investment policy.

The Investment Adviser further agrees that it shall:

(c)       Update each Fund’s cash availability throughout the day as required;

(d)       Maintain historical tax lots for each portfolio security held by each Fund;

(e)       Transmit trades to the Trust’s custodian for proper settlement;

(f)       Maintain all books and records with respect to each Fund’s securities transactions;

 (g)      Supply the Trust and its Board of Trustees with reports and statistical data as requested; and

(h)	Prepare a quarterly broker security transaction summary and monthly security transaction listing for each Fund.

4.       Other Covenants.

The Investment Adviser agrees that it:

(a)	Will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will conduct its activities under this Agreement in accordance with other applicable law;

(b)	Will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; and

(c)	Will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to each Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized in allocating purchase and sales orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust by the broker or dealer if the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, the Trust’s principal underwriter or any affiliated person of either the Trust, the Investment Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission.

5.       Services Not Exclusive.

The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

6.       Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7.       Expenses.

During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for a Fund. If the expenses borne by a Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund for any such excess to the extent that said securities regulations so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

8.       Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee for each Fund, computed daily and payable monthly, based on the calculation specified for such Fund in Exhibit A. As this Agreement covers multiple Funds of the Trust, fees that are attributable to each Fund shall be a separate charge to such portfolio and shall be the several (and not joint or joint and several) obligation of each such Fund.

9.       Limitation of Liability.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.     Duration and Termination.

This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect with respect to each Fund until the initial termination date specified in Exhibit A. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such fund. Notwithstanding the foregoing, this Agreement may be terminated as to any fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Investment Adviser on sixty days written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning as such terms have in the 1940 Act.)

11.     Amendment of This Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent required under the 1940 Act, no amendment of this Agreement shall be effective as to a particular fund until approved by vote of a majority of the outstanding voting securities of such fund.

12.     Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law.

13.     Names.

The names “Westcore Trust” and “Trustees of Westcore Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated November 19, 1987 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of “Westcore Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WESTCORE TRUST

Attest:	BY:

[SEAL]	TITLE:

SEGALL, BRYANT, AND HAMILL, LLC

Attest:	BY:

[SEAL]	TITLE

Exhibit A

Name of Fund	Initial Termination Date	Fee Calculation
Westcore Colorado Tax-Exempt Fund	____ __, 2020	Annual rate of 0.40% of the average daily net assets of the fund
Westcore Flexible Income Fund	____ __, 2020	Annual rate of 0.45% of the average daily net assets of the fund
Westcore Global Large-Cap Dividend Fund	____ __, 2020	Annual rate of 0.65% of the average daily net assets of the fund
Westcore International Small-Cap Fund	____ __, 2020	Annual rate of 1.20% of the average daily net assets of the fund
Westcore Large-Cap Dividend Fund	____ __, 2020	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Micro-Cap Opportunity Fund	____ __, 2020	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Mid-Cap Value Dividend Fund	____ __, 2020	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Mid-Cap Value Dividend Fund II	____ __, 2020	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Municipal Opportunities Fund	____ __, 2020	Annual rate of 0.40% of the average daily net assets of the fund
Westcore Plus Bond Fund	____ __, 2020	Annual rate of 0.35% of the average daily net assets of the fund

Westcore Small-Cap Growth Fund	____ __, 2020	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Small-Cap Growth Fund II	____ __, 2020	Annual rate of 0.65% of the average daily net assets of the fund
Westcore Small-Cap Value Dividend Fund	____ __, 2020	Annual rate of 1.00% of the average daily net assets of the fund
Westcore Smid-Cap Value Dividend Fund	____ __, 2020	Annual rate of 0.80% of the average daily net assets of the fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW AGREEMENTS

A.       Dates of each Current Agreement

Current Agreement	Last approved by Board on	Last approved by Shareholders on
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Colorado Tax-Exempt Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	September 28, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Flexible Income Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	March 30, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Global Large-Cap Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	March 30, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore International Small-Cap Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	December 14, 1999
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Large-Cap Dividend Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	September 28, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Micro Cap Opportunity Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	June 22, 2008

Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Mid-Cap Value Dividend Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	September 30, 1998
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Mid-Cap Value Dividend Fund II), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	March 30, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Municipal Opportunities Fund), and Denver Investment Advisors, LLC, dated December 15, 2016	November 16, 2017	December 15, 2016
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Plus Bond Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	September 28, 1995
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Small-Cap Growth Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	December 19, 2013
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Small-Cap Growth Fund II), and Denver Investment Advisors, LLC, dated November 1, 2000	November 16, 2017	September 30, 1999
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Small-Cap Value Dividend Fund), and Denver Investment Advisors, LLC, dated November 1, 2000, as amended	November 16, 2017	December 12, 2004
Investment Advisory Agreement among Westcore Trust (on behalf of Westcore Smid-Cap Value Dividend Fund), and Denver Investment Advisors, LLC, dated December 15, 2016	November 16, 2017	December 15, 2016

B.       Advisory Fee Rates Under Current and New Agreements for the Funds.

Name of Fund	Current Agreement	New Agreement
Westcore Colorado Tax-Exempt Fund	Annual rate of 0.40% of the average daily net assets of the fund	Same
Westcore Flexible Income Fund	Annual rate of 0.45% of the average daily net assets of the fund	Same
Westcore Global Large-Cap Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund	Same
Westcore International Small-Cap Fund	Annual rate of 1.20% of the average daily net assets of the fund	Same
Westcore Large-Cap Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund	Same
Westcore Micro-Cap Opportunity Fund	Annual rate of 1.00% of the average daily net assets of the fund	Same
Westcore Mid-Cap Value Dividend Fund	Annual rate of 0.65% of the average daily net assets of the fund	Same
Westcore Mid-Cap Value Dividend Fund II	Annual rate of 0.65% of the average daily net assets of the fund	Same
Westcore Municipal Opportunities Fund	Annual rate of 0.40% of the average daily net assets of the fund	Same
Westcore Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the fund	Same
Westcore Small-Cap Growth Fund	Annual rate of 1.00% of the average daily net assets of the fund	Same
Westcore Small-Cap Growth Fund II	Annual rate of 0.65% of the average daily net assets of the fund	Same
Westcore Small-Cap Value Dividend Fund	Annual rate of 1.00% of the average daily net assets of the fund	Same
Westcore Smid-Cap Value Dividend Fund	Annual rate of 0.80% of the average daily net assets of the fund	Same

C.       Payments to Denver Investments During the Fiscal Year Ended December 31, 2017.

Aggregate Advisory Fees Paid	Aggregate Other Payments	Fund to Affiliates of Denver Investments
by the Fund to Denver Investments	by the Fund to Denver Investments	or Affiliates of Such Affiliates for
for Fiscal Year Ended 12/31/17	for Fiscal Year Ended 12/31/17	Fiscal Year Ended 12/31/17
$10,147,972.63	$2,052,660.28	$0

D.       Whether Denver Investments Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit each of the Funds’ Retail Class Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”). Each of the affected Fund’s Retail Class Total Annual Operating Expense Limit (or the Institutional Class limit, if only the Institutional Class is offered for that Fund) is provided below:

Total Annual Retail Class Fund Operating Expense Limits

Fund	Expense Limit
Westcore Colorado Tax Exempt Fund	0.65%
Westcore Flexible Income Fund	0.85%
Westcore Global Large-Cap Dividend Fund	0.99%
Westcore International Small-Cap Fund	1.50%
Westcore Large-Cap Dividend Fund	0.89%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore Mid-Cap Value Dividend Fund	1.15%
Westcore Mid-Cap Value Dividend Fund II	1.15%
Westcore Municipal Opportunities Fund	0.65%
Westcore Plus Bond Fund	0.55%
Westcore Small-Cap Growth Fund	1.24%
Westcore Small-Cap Growth Fund II (Inst. Class)	1.15%
Westcore Small-Cap Value Dividend Fund	1.30%
Westcore Smid-Cap Value Dividend Fund	1.20%

In addition, Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so that Fund level Other Expenses (as defined in the Fees and Expenses Table of the Fund’s prospectus) for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. Finally, Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses for the institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

FORM OF PROXY FORM OF PROXY

WESTCORE TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2018
370 17TH STREET, SUITE 5000, DENVER, CO 80202

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of [_____] Fund, Westcore Trust (the "Trust"), hereby appoints Jasper R. Frontz, Richard C. Noyes, and Megan H. Koehler, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 22nd, 2018 at 10:00 a.m., Mountain Time, in the offices of Denver Investment Advisors, LLC ("Denver Investments"), the adviser to the abovementioned Fund, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

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